Exhibit 3.23

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:10 AM 02/14/2011
FILED 10:10 AM 02/14/2011
SRV 110153280 - 2211929 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of EnergySolutions Federal Services, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “One” so that, as amended, said Article shall be and read as follows:

The name of the corporation is EnergySolutions Government Group, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 11 day of February, 2011.

By:	/s/ Heidi Nakaishi
Authorized Officer
Title:	Assistant Secretary
Name:	Heidi Nakaishi
Print or Type

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is: ENERGY SOLUTIONS FEDERAL SERVICES, INC.

2. The registered office of the Corporation within the State of Delaware is hereby changed to: 160 Greentree Drive, Suite 101, City of Dover, 19904, County of Kent.

3. The registered agent of the Corporation within the State of Delaware is hereby changed to National Registered Agents, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The Corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on September 14, 2006.

/s/ Paul J. Nagan
Paul J. Nagan, Assistant Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:47 PM 09/19/2006
FILED 01:16 PM 09/19/2006
SRV 060862356 - 2211929 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:45 PM 09/11/2006
FILED 06:45 PM 09/11/2006
SRV 060839123 - 2211929 FILE

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

DURATEK FEDERAL SERVICES, INC.

The undersigned secretary of the Corporation certifies that on September 7, 2006, the members of the Board of Directors (the “Board”) of Duratek Federal Services, lnc., a Delaware corporation, pursuant to Section 141 (f) of the Delaware General Corporation Law, hereby adopted the following resolutions:

FIRST: That the Board has determined that it is recommended and in the best interest of the Corporation and the shareholder of the Corporation to amend its Charter to change the name of the Corporation to EnergySolutions Federal Services, Inc.

SECOND: That on September 7, 2006, the Corporation’s sole shareholder approved said recommended name change, and authorized and directed the Corporation to change its name to EnergySolutions Federal Services, Inc. and to amend its Certificate of Incorporation to reflect the new name.

THIRD: That, pursuant to the aforesaid action of its sole shareholder, and in accordance with the provisions of Section 242 of the GCL, the Certificate of Incorporation of Duratek Federal Services, Inc., is hereby amended as follows:

By striking out the whole of ARTICLE ONE thereof as it now exists and inserting in lieu and instead of a new ARTICLE ONE, reading as follows:

ARTICLE ONE

The name of the Corporation is EnergySolutions Federal Services, Inc.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed on September 7, 2006.

By:	/s/ Suzanne A. Rose
Authorized Officer
Title:	Assistant Secretary
Name:	Suzanne A. Rose

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

DURATEK TECHNICAL SERVICES, INC.

WITH AND INTO

DURATEK FEDERAL SERVICES, INC.

(Pursuant to Section 253 of the

Delaware General Corporation Law)

Duratek Federal Services, Inc., a Delaware corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: The Corporation owns all of the outstanding shares of common stock (the only outstanding class of stock) of Duratek Technical Services, Inc. (the “Subsidiary”), a corporation incorporated on the 22nd day of July, 1992 under the name Waste Management Hanford, Inc., pursuant to the Delaware General Corporation Law (the “DGCL”).

SECOND: The Corporation, by resolutions (the “Resolutions of Merger”) duly adopted by the unanimous written consent of its Board of Directors, dated December 28, 2001, determined to effect a merger of the Subsidiary into itself, pursuant to Section 253 of the DGCL, in which the Corporation shall be the surviving corporation (the “Merger”). A true and correct copy of the Resolutions of Merger is annexed hereto as Exhibit A and incorporated herein by reference. The Resolutions of Merger have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

THIRD: The Merger shall become effective at 11:59 p.m. on December 31, 2001.

STATE OF DELAWARE
SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:03 AM 12/31/2001
010678383 - 2277929

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 28th day of December, 2001.

DURATEK FEDERAL SERVICES, INC.

By:	/s/ Robert F. Shawver
	Name:	Robert F. Shawver
	Office:	Executive Vice President and Chief Financial Officer

EXHIBIT A

RESOLUTIONS OF MERGER

WHEREAS, Duratek Federal Services, Inc., a Delaware corporation (the “Corporation”), owns all of the outstanding shares of the capital stock of Duratek Technical Services, Inc., a Delaware corporation (the “Subsidiary”); and

WHEREAS, the Board of Directors of the Corporation has deemed it advisable that the Subsidiary be merged with and into the Corporation pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”);

NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged with and into the Corporation pursuant to Section 253 of the DGCL (the “Merger”);

RESOLVED, FURTHER, that the Corporation shall be the corporation surviving the Merger and shall continue its corporate existence under the DGCL, and shall possess all of the rights and assets of the constituent corporations and be subject to, and be deemed to have hereby assumed, all the liabilities and obligations of each of the constituent corporations in accordance with the provisions of the DGCL;

RESOLVED, FURTHER, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof;

RESOLVED, FURTHER, that the Certificate of Incorporation of the Corporation, as amended, as in effect immediately prior to the effective time of the Merger, shall continue in full force and effect as the certificate of incorporation of the surviving corporation, until amended as provided by law;

RESOLVED, FURTHER, that the By-laws of the Corporation, as in effect immediately prior to the effective time of the Merger, shall continue in full force and effect as the By-laws of the surviving corporation until amended or repealed as therein provided;

RESOLVED, FURTHER, that the effective time of the Merger shall be 11:59 p.m. on December 31, 2001;

RESOLVED, FURTHER, that the executive officers of the Corporation, including the Chairman, Chief Executive Officer, President, the Executive Vice President and Chief Financial Officer, each Vice President, and the Secretary be, and they hereby are, authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Corporation, a Certificate of Ownership and Merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, and to do all other acts and things that may be necessary or appropriate to carry out and effectuate the purpose and intent of the resolutions relating to the Merger.

GENERAL

RESOLVED, that this Action by Written Consent of the Board of Directors be filed in the minute books of the Corporation.

RESOLVED FURTHER, that this consent may be executed in multiple counterparts, all of which shall be considered one and the same consent, it being understood that all parties need not sign the same counterpart.

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

DURATEK GEOTECH, INC.

WITH AND INTO

DURATEK FEDERAL SERVICES, INC.

(Pursuant to Section 253 of the

Delaware General Corporation Law)

Duratek Federal Services, Inc., a Delaware corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: The Corporation owns all of the outstanding shares of common stock (the only outstanding class of stock) of Duratek Geotech, Inc. (the “Subsidiary”), a corporation incorporated on the 7th day of October, 1970 under the name Transfer Systems, Inc., pursuant to the Delaware General Corporation Law (the “DGCL”).

SECOND: The Corporation, by resolutions (the “Resolutions of Merger”) duly adopted by the unanimous written consent of its Board of Directors, dated December 28, 2001, determined to effect a merger of the Subsidiary into itself, pursuant to Section 253 of the DGCL, in which the Corporation shall be the surviving corporation (the “Merger”). A true and correct copy of the Resolutions of Merger is annexed hereto as Exhibit A and incorporated herein by reference. The Resolutions of Merger have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

THIRD: The Merger shall become effective at 11:59 p.m. on December 31, 2001.

STATE OF DELAWARE
SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:02 AM 12/31/2001
010678380 – 2277929

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 28th day of December, 2001.

DURATEK FEDERAL SERVICES, INC.

By:	/s/ Robert F. Shawver
	Name:	Robert F. Shawver
	Office:	Executive Vice President and Chief Financial Officer

EXHIBIT A

RESOLUTIONS OF MERGER

WHEREAS, Duratek Federal Services, Inc., a Delaware corporation (the “Corporation”), owns all of the outstanding shares of the capital stock of Duratek Geotech, Inc., a Delaware corporation (the “Subsidiary”); and

WHEREAS, the Board of Directors of the Corporation has deemed it advisable that the Subsidiary be merged with and into the Corporation pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”);

NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged with and into the Corporation pursuant to Section 253 of the DGCL (the “Merger”);

RESOLVED, FURTHER, that the Corporation shall be the corporation surviving the Merger and shall continue its corporate existence under the DGCL, and shall possess all of the rights and assets of the constituent corporations and be subject to, and be deemed to have hereby assumed, all the liabilities and obligations of each of the constituent corporations in accordance with the provisions of the DGCL;

RESOLVED, FURTHER, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof;

RESOLVED, FURTHER, that the Certificate of Incorporation of the Corporation, as amended, as in effect immediately prior to the effective time of the Merger, shall continue in full force and effect as the certificate of incorporation of the surviving corporation, until amended as provided by law;

RESOLVED, FURTHER, that the By-laws of the Corporation, as in effect immediately prior to the effective time of the Merger, shall continue in full force and effect as the By-laws of the surviving corporation until amended or repealed as therein provided;

RESOLVED, FURTHER, that the effective time of the Merger shall be 11:59 p.m. on December 31, 2001;

RESOLVED, FURTHER, that the executive officers of the Corporation, including the Chairman, Chief Executive Officer, President, the Executive Vice President and Chief Financial Officer, each Vice President, and the Secretary be, and they hereby are, authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Corporation, a Certificate of Ownership and Merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, and to do all other acts and things that may be necessary or appropriate to carry out and effectuate the purpose and intent of the resolutions relating to the Merger.

GENERAL

RESOLVED, that this Action by Written Consent of the Board of Directors be filed in the minute books of the Corporation.

RESOLVED FURTHER, that this consent may be executed in multiple counterparts, all of which shall be considered one and the same consent, it being understood that all parties need not sign the same counterpart.

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

DURATEK FEDERAL SERVICES OF IDAHO, INC.

WITH AND INTO

DURATEK FEDERAL SERVICES, INC.

(Pursuant to Section 253 of the

Delaware General Corporation Law)

Duratek Federal Services, Inc., a Delaware corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: The Corporation owns all of the outstanding shares of common stock (the only outstanding class of stock) of Duratek Federal Services of Idaho, Inc. (the “Subsidiary”), a corporation incorporated on the 4th day of April, 1994 under the name Rust Federal Services of Idaho Inc., pursuant to the Delaware General Corporation Law (the “DGCL”).

SECOND: The Corporation, by resolutions (the “Resolutions of Merger”) duly adopted by the unanimous written consent of its Board of Directors, dated December 28, 2001, determined to effect a merger of the Subsidiary into itself, pursuant to Section 253 of the DGCL, in which the Corporation shall be the surviving corporation (the “Merger”). A true and correct copy of the Resolutions of Merger is annexed hereto as Exhibit A and incorporated herein by reference. The Resolutions of Merger have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

THIRD: The Merger shall become effective at 11:59 p.m. on December 31, 2001.

STATE OF DELAWARE
SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:01 AM 12/31/2001
010678378 – 2277929

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 28th day of December, 2001.

DURATEK FEDERAL SERVICES, INC.

By:	/s/ Robert F. Shawver
	Name:	Robert F. Shawver
	Office:	Executive Vice President and Chief Financial Officer

EXHIBIT A

RESOLUTIONS OF MERGER

WHEREAS, Duratek Federal Services, Inc., a Delaware corporation (the “Corporation”), owns all of the outstanding shares of the capital stock of Duratek Federal Services of Idaho, Inc., a Delaware corporation (the “Subsidiary”); and

WHEREAS, the Board of Directors of the Corporation has deemed it advisable that the Subsidiary be merged with and into the Corporation pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”);

NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged with and into the Corporation pursuant to Section 253 of the DGCL (the “Merger”);

RESOLVED, FURTHER, that the Corporation shall be the corporation surviving the Merger and shall continue its corporate existence under the DGCL, and shall possess all of the rights and assets of the constituent corporations and be subject to, and be deemed to have hereby assumed, all the liabilities and obligations of each of the constituent corporations in accordance with the provisions of the DGCL;

RESOLVED, FURTHER, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof;

RESOLVED, FURTHER, that the Certificate of Incorporation of the Corporation, as amended, as in effect immediately prior to the effective time of the Merger, shall continue in full force and effect as the certificate of incorporation of the surviving corporation, until amended as provided by law;

RESOLVED, FURTHER, that the By-laws of the Corporation, as in effect immediately prior to the effective time of the Merger, shall continue in full force and effect as the By-laws of the surviving corporation until amended or repealed as therein provided;

RESOLVED, FURTHER, that the effective time of the Merger shall be 11:59 p.m. on December 31, 2001;

RESOLVED, FURTHER, that the executive officers of the Corporation, including the Chairman, Chief Executive Officer, President, the Executive Vice

President and Chief Financial Officer, each Vice President, and the Secretary be, and they hereby are, authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Corporation, a Certificate of Ownership and Merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, and to do all other acts and things that may be necessary or appropriate to carry out and effectuate the purpose and intent of the resolutions relating to the Merger.

GENERAL

RESOLVED, that this Action by Written Consent of the Board of Directors be filed in the minute books of the Corporation.

RESOLVED FURTHER, that this consent may be executed in multiple counterparts, all of which shall be considered one and the same consent, it being understood that all parties need not sign the same counterpart.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 12/31/2001
010678219 – 2277929

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

DURATEK FEDERAL SERVICES OF HANFORD, INC.

WITH AND INTO

DURATEK FEDERAL SERVICES, INC.

(Pursuant to Section 253 of the

Delaware General Corporation Law)

Duratek Federal Services, Inc., a Delaware corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: The Corporation owns all of the outstanding shares of common stock (the only outstanding class of stock) of Duratek Federal Services of Hanford, Inc. (the “Subsidiary”), a corporation incorporated on the 13th day of February, 1996 under the name Rust Federal Services of Hanford Inc., pursuant to the Delaware General Corporation Law (the “DGCL”).

SECOND: The Corporation, by resolutions (the “Resolutions of Merger”) duly adopted by the unanimous written consent of its Board of Directors, dated December 28, 2001, determined to effect a merger of the Subsidiary into itself, pursuant to Section 253 of the DGCL, in which the Corporation shall be the surviving corporation (the “Merger”). A true and correct copy of the Resolutions of Merger is annexed hereto as Exhibit A and incorporated herein by reference. The Resolutions of Merger have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

THIRD: The Merger shall become effective at 11:59 p.m. on December 31, 2001.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 28th day of December, 2001.

DURATEK FEDERAL SERVICES, INC.

By:	/s/ Robert F. Shawver
	Name:	Robert F. Shawver
	Office:	Executive Vice President and Chief Financial Officer

EXHIBIT A

RESOLUTIONS OF MERGER

WHEREAS, Duratek Federal Services, Inc., a Delaware corporation (the “Corporation”), owns all of the outstanding shares of the capital stock of Duratek Federal Services of Hanford, Inc., a Delaware corporation (the “Subsidiary”); and

WHEREAS, the Board of Directors of the Corporation has deemed it advisable that the Subsidiary be merged with and into the Corporation pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”);

NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged with and into the Corporation pursuant to Section 253 of the DGCL (the “Merger”);

RESOLVED, FURTHER, that the Corporation shall be the corporation surviving the Merger and shall continue its corporate existence under the DGCL, and shall possess all of the rights and assets of the constituent corporations and be subject to, and be deemed to have hereby assumed, all the liabilities and obligations of each of the constituent corporations in accordance with the provisions of the DGCL;

RESOLVED, FURTHER, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof;

RESOLVED, FURTHER, that the Certificate of Incorporation of the Corporation, as amended, as in effect immediately prior to the effective time of the Merger, shall continue in full force and effect as the certificate of incorporation of the surviving corporation, until amended as provided by law;

RESOLVED, FURTHER, that the By-laws of the Corporation, as in effect immediately prior to the effective time of the Merger, shall continue in full force and effect as the By-laws of the surviving corporation until amended or repealed as therein provided;

RESOLVED, FURTHER, that the effective time of the Merger shall be 11:59 p.m. on December 31, 2001;

RESOLVED, FURTHER, that the executive officers of the Corporation, including the Chairman, Chief Executive Officer, President, the Executive Vice

President and Chief Financial Officer, each Vice President, and the Secretary be. and they hereby are, authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Corporation, a Certificate of Ownership and Merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, and to do all other acts and things that may be necessary or appropriate to carry out and effectuate the purpose and intent of the resolutions relating to the Merger.

GENERAL

RESOLVED, that this Action by Written Consent of the Board of Directors be filed in the minute books of the Corporation.

RESOLVED FURTHER, that this consent may be executed in multiple counterparts, all of which shall be considered one and the same consent, it being understood that all parties need not sign the same counterpart.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:00 PM 11/01/2000
001550685 – 2277929

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

WASTE MANAGEMENT FEDERAL SERVICES, INC.

Pursuant to Section 242 of the Delaware General Corporation Law

Waste Management Federal Services, Inc., a Delaware corporation (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: The Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on November 4, 1991.

SECOND: The Certificate of Incorporation is amended to change the corporate name by striking Article 1 of the Certificate of Incorporation in its entirety and inserting the following new Article I as follows:

“The name of the Corporation is Duratek Federal Services, Inc.”

THIRD: This Amendment to the Certificate of Incorporation was duly adopted by the unanimous written consent of the Board of Directors and by the unanimous written consent of the holders of all outstanding stock of the Corporation entitled to vote in accordance with Sections 141(f), 228 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, Waste Management Federal Services, Inc. has caused this Certificate of Amendment of its Certificate of Incorporation to be executed by its Executive Vice President this 1st day of November, 2000.

Waste Management Federal Services, Inc.

By:	/s/ Robert F. Shawver
Robert F. Shawver
Executive Vice President and Chief Financial Officer

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/22/1997
971445412 – 2277929

CERTIFICATE OF MERGER

OF

WASTE MANAGEMENT FEDERAL TREATMENT SERVICES, INC.

INTO

WASTE MANAGEMENT FEDERAL SERVICES, INC.

*    *    *    *    *    *

The undersigned corporations do hereby certify:

FIRST: That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

Name	State of Incorporation

Waste Management Federal Treatment Services, Inc.	Delaware
Waste Management Federal Services, Inc.	Delaware

SECOND; That a plan of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 251 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the merger is WASTE MANAGEMENT FEDERAL SERVICES, INC., a Delaware corporation.

FOURTH: That the Articles of Incorporation of WASTE MANAGEMENT FEDERAL SERVICES, INC., a Delaware corporation, which is the surviving corporation, as heretofore amended and as in effect on the date of the merger provided for in this plan, shall continue in full force and effect as the Articles of Incorporation of the corporation surviving this merger.

FIFTH: That the executed plan of merger is on file at the principal place of business of the surviving corporation. The address of said principal place of business is c/o Waste Management, Inc., 3003 Butterfield Road, Oak Brook, Illinois 60523.

SIXTH: That a copy of the plan of merger will be furnished on request and without cost to any stockholder of any constituent corporation.

SEVENTH: This Certificate of Merger shall be effective on December 31, 1997.

DATED: December 31, 1997

WASTE MANAGEMENT FEDERAL TREATMENT SERVICES, INC.

/s/ Dale B. Tauke
Dale B. Tauke, Vice President

ATTEST:

/s/ Carrie L. Cozzi
Carrie L. Cozzi, Assistant Secretary

WASTE MANAGEMENT FEDERAL SERVICES, INC.

/s/ Dale B. Tauke
Dale B. Tauke, Vice President

ATTEST:

/s/ Carrie L. Cozzi
Carrie L. Cozzi, Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:00 PM 05/20/1997
971165123 – 2277929

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

WMX FEDERAL SERVICES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that it is deemed advisable by the Board of Directors and the Stockholders of the Corporation that Article First of the Certificate of Incorporation of WMX Federal Services, Inc. be amended to read, in its entirety, as follows:

“FIRST: The name of the corporation is Waste Management Federal Services, Inc.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: That this amendment shall be effective upon filing.

IN WITNESS WHEREOF, SAID WMX Federal Services, Inc. has caused this certificate to be signed by Dale B. Tauke, its Vice President and Carrie L. Cozzi, its Assistant Secretary, this 19th day of May 1997.

WMX FEDERAL SERVICES, INC.

/s/ Dale B. Tauke
Dale B. Tauke, Vice President

ATTEST:

/s/ Carrie L. Cozzi
Carrie L. Cozzi, Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/30/1993
933655132 – 2277929

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

WASTE MANAGEMENT ENVIRONMENTAL SERVICES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that it is deemed advisable by the Board of Directors and the Stockholders of the Corporation that Article First of the Certificate of Incorporation of WASTE MANAGEMENT ENVIRONMENTAL SERVICES, INC. be amended to read, in its entirety, as follows:

“FIRST: The name of the corporation is Rust Federal Services Inc.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, SAID Waste Management Environmental Services, Inc. has caused this certificate to be signed by Stephen P. Stanczak, its Vice President and Barbara L. Bier, its Assistant Secretary, this 30th day of December 1993.

WASTE MANAGEMENT ENVIRONMENTAL SERVICES, INC.

/s/ Stephen P. Stanczak
Stephen P. Stanczak, Vice President

ATTEST:

/s/ Barbara L. Bier
Barbara L. Bier, Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/07/1996
960324679 – 2277929

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

RUST FEDERAL SERVICES INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that it is deemed advisable by the Board of Directors and the Stockholders of the Corporation that Article First of the Certificate of Incorporation of Rust Services Inc. be amended to read, in its entirety as follows:

“FIRST: The name of the corporation is WMX Federal Services, Inc.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: That this amendment shall be effective November 1, 1996.

IN WITNESS WHEREOF, SAID Rust Services Inc. has caused this certificate to be signed by John W. Meachum, its Vice (President and Jan Stem Reed, its Assistant Secretary, this 1st day of November 1996.

RUST FEDERAL SERVICES INC.

/s/ John W. Meachum
John W. Meachum, Vice President

ATTEST:

/s/ Jan Stern Reed
Jan Stern Reed, Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 11/04/1991
913085050 – 2277929

Certificate of Incorporation

of

WASTE MANAGEMENT ENVIRONMENTAL SERVICES, INC.

FIRST. The name of the corporation is Waste Management Environmental Services, Inc.

SECOND. The address of its registered office in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is one thousand (1,000) shares, all of which shall be common stock having a par value of $1.00 per share.

FIFTH. The name and mailing address of the incorporator of the corporation is:

Name	Mailing Address

Jeffrey C. Everett	3001 Butterfield Road Oak Brook, IL 60521

SIXTH. The original by-laws of the corporation shall be adopted by the incorporator. Thereafter, in furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized, from time to time, to make, alter, or repeal the by-laws of the corporation.

SEVENTH. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

EIGHTH. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent provided by applicable law (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Each person who is or was a director or officer of the corporation, and each person who serves or served at the request of the corporation as a director or officer (or equivalent) of another enterprise, shall be indemnified by the corporation to the fullest extent authorized by the General Corporation Law of Delaware as it may be in effect from time to time, except as to any action, suit or proceeding brought by or on behalf of such director or officer without prior approval of the Board of Directors.

NINTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

TENTH. The corporation reserves the right to amend, alter, change, or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true and accordingly has hereunto set his hand this 30th day of October, 1991.

/s/ Jeffrey C. Everett
Jeffrey C. Everett, Incorporator